UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2025

Centrus Energy Corp.

(Exact name of registrant as specified in its charter)

Delaware	1-14287	52-2107911
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6901 Rockledge Drive, Suite 800

Bethesda, MD 20817

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (301) 564-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, par value $0.10 per share	LEU	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 9, 2024, Centrus Energy Corp. (the “Company”) established an “at the market” offering (the “ATM Program”) through which the Company may sell, from time to time, through or to the sales agents, shares of the Company’s Class A Common Stock, $0.10 par value per share (the “Shares”). When established, the Company entered into an At Market Issuance Sales Agreement (the “Sales Agreement”), dated as of February 9, 2024, with B. Riley Securities, Inc. (“B. Riley”), Lake Street Capital Markets, LLC (“Lake Street”) and Roth Capital Partners, LLC (“Roth” and, together with B. Riley and Lake Street, the “Agents”; each, an “Agent”) to sell Shares having an aggregate offering price of up to $100,000,000. On May 9, 2025, the Company increased the maximum amount of Shares to be sold through the ATM Program to $200,000,000 from $100,000,000. As of May 9, 2025, approximately $117,118,726 aggregate amount of the Shares remained available for sale under the ATM Program.

Sales of the Shares through the Agents, if any, will be made by any method permitted that is deemed an “at the market offering” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”). The Agents will use commercially reasonable efforts consistent with their normal trading and sales practices. Each time that the Company wishes to issue and sell the Shares under the Sales Agreement, the Company will notify an Agent of the number of shares to be issued, the dates on which such sales are anticipated to be made, any limitation on the number of shares that may be sold in one day, any minimum price below which sales may not be made and other sales parameters as the Company deems appropriate. The Company is not obligated to sell any Shares under the Sales Agreement.

A copy of the opinion of O’Melveny & Myers LLP, counsel to the Company in connection with the ATM Program, is being filed as Exhibit 5.1 and incorporated in this Item by reference.

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-272984), which became effective on July 10, 2023, and a prospectus supplement, dated May 9, 2025, to the prospectus, dated July 10, 2023, which updated, amended and supplemented the prior prospectus supplement, dated February 9, 2024, filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of O’Melveny & Myers LLP.
23.1	Consent of O’Melveny & Myers LLP (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Centrus Energy Corp.

Date:	May 9, 2025	By:	/s/ Kevin J. Harrill
Kevin J. Harrill
Senior Vice President, Chief Financial Officer and Treasurer